United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 23, 2021

Date of Report (Date of earliest event reported)

Larkspur Health Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001- 41184	86-2685744
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Somerset Corporate Blvd., 2nd Floor Bridgewater, New Jersey	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 310-0722

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and three-fourths of one Redeemable Warrant	LSPRU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	LSPR	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	LSPRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on December 23, 2021, Larkspur Health Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 7,500,000 units (the “Units”), each Unit consisting of one share of Class A common stock of the Company, par value $0.0001 per share (the “Common Stock”), and three-fourths of one redeemable warrant (“Warrant”), each Warrant entitling the holder thereof to purchase one share of Common Stock for $11.50 per share (subject to adjustment). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $75,000,000.

Simultaneously with the closing of the IPO, the Company consummated a private placement (“Private Placement”) with Larkspur Health LLC and additional sponsor investors of 317,600 units (the “Private Units”) in the aggregate, each at a purchase price of $10.00 per Private Unit, generating total proceeds to the Company of $3,176,000.

As of December 23, 2021, a total of $75,750,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public stockholders at JPMorgan Chase Bank, N.A., with Continental Stock Transfer& Trust Company, acting as trustee.

An audited balance sheet of the Company as of December 23, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet of Larkspur Health Acquisition Corp. as of December 23, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2021

LARKSPUR HEALTH ACQUISITION CORP.

By:	/s/ Daniel J. O’Connor
Name:	Daniel J. O’Connor
Title:	Chief Executive Officer

2